UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of 2012 Equity Incentive Plan.

At the 2025 annual meeting of the stockholders of Axcelis Technologies, Inc. (the “Company”) held on May 7, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2012 Equity Incentive Plan (the “Amended Equity Plan”) to increase the number of shares of common stock reserved under the plan for future issuance by 3,000,000 shares. The Company’s Board of Directors and the Compensation Committee of the Board of Directors previously approved the Amended Equity Plan, subject to such stockholder approval. The Amended Equity Plan provides for the grant of equity awards to employees (including the executive officers) and consultants of the Company and its subsidiaries, and all directors of the Company. Prior grants under the 2012 Equity Incentive Plan to our principal executive officer, our principal financial officer, and other named executive officers have been disclosed in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2025 (the “Proxy Statement”). Awards that may be granted in the future under the Amended Equity Plan to our executive officers are not determinable because grants are subject to the discretion of the Compensation Committee. A summary of the material terms of the Amended Equity Plan is set forth in the Proxy Statement and a copy of the full text of the plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held at the offices of the Company at 108 Cherry Hill Drive, Beverly, Massachusetts on May 7, 2025. Out of 32,180,818 shares of Common Stock (as of the record date of March 17, 2025) entitled to vote at the meeting, 28,786,581 shares, or 89.45%, were present in person or by proxy.

1.	At the Annual Meeting, each of the eight nominees for election as directors received the number of votes set forth opposite the nominee’s name, constituting a plurality of the votes cast, and therefore such nominee has been duly elected as a director of the Company:

Proposal 1	Number of Votes
Proposal to elect the following nominees as a director	For	Withheld	Broker Non- Votes	Percentage of Total Voted For
1. Tzu-Yin Chiu	23,767,915	1,868,681	3,149,557	92.71%
2. Gregory B. Graves	24,352,706	1,283,426	3,150,021	94.99%
3. John T. Kurtzweil	23,263,802	2,372,794	3,149,557	90.74%
4. Russell J. Low	24,349,574	1,286,558	3,150,021	94.98%
5. Jeanne Quirk	22,913,990	2,722,606	3,149,557	89.38%
6. Necip Sayiner	24,405,484	1,230,648	3,150,021	95.20%
7. Thomas St. Dennis	23,268,728	2,367,868	3,149,557	90.76%
8. Jorge Titinger	23,727,873	1,908,259	3,150,021	92.56%

2.	The following sets forth the tally of the votes cast on the proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company’s financial statements for the year ending December 31, 2025. A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders:

Proposal 2	Number of Votes
				Broker	Percentage of
				Non-	Total Voted
	For	Against	Abstaining	Votes	For
Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s financial statements for the year ending December 31, 2025.	26,836,305	1,822,428	127,384	464	93.64%

3.	The following sets forth the tally of the votes cast on the proposal to amend the Company’s 2012 Equity Incentive Plan to increase the shares reserved thereunder, as described under “Proposal 3” in the Proxy Statement. A majority of the votes cast were voted in favor of the proposal, and therefore the amendment has been approved by our stockholders.

Proposal 3	Number of Votes
				Broker	Percentage
				Non-	of Total
	For	Against	Abstaining	Votes	Voted For
Proposal to amend the Company’s 2012 Equity Incentive Plan to increase the shares reserved thereunder.	22,500,255	3,019,530	116,775	3,150,021	88.17%

4.	The following sets forth the tally of the votes cast on the proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s named executive officers for the year ended December 31, 2024, as described under “Executive Compensation” in the Proxy Statement. A majority of the votes cast were voted in favor of the proposal, and therefore such advisory vote has passed.

Proposal 4	Number of Votes
				Broker	Percentage
				Non-	of Total
	For	Against	Abstaining	Votes	Voted For
Proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s executive officers for fiscal 2024, as described under “Executive Compensation” in the Proxy Statement for this meeting.	22,220,771	3,289,585	126,204	3,150,021	87.10%

Item 8.01. Other Events.

On May 8, 2025, following the Annual Meeting, the Board of Directors of the Company:

●	fixed the size of the Board of Directors at eight;

●	elected Jorge Titinger as the Non-Executive Chairperson of the Board of Directors;

●	appointed Gregory B. Graves, Necip Sayiner, and Jorge Titinger to serve as the Compensation Committee of the Board of Directors, with Mr. Graves designated as Chairperson thereof;

●	appointed Gregory B. Graves, John T. Kurtzweil, and Jeanne Quirk to serve as the Audit Committee of the Board of Directors, with Mr. Kurtzweil designated as Chairperson thereof;

●	appointed John T. Kurtzweil, Jeanne Quirk, and Thomas St. Dennis to serve as the Nominating and Governance Committee of the Board of Directors, with Ms. Quirk designated as Chairperson thereof; and

●	appointed Tzu-Yin Chiu, Necip Sayiner, and Thomas St. Dennis to serve as the Technology and New Product Development Committee of the Board of Directors, with Mr. St. Dennis designated as Chairperson thereof.

Such election and appointments are to serve until the next annual meeting of the Board of Directors and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation, or removal.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Axcelis Technologies, Inc. 2012 Equity Incentive Plan, as approved by the stockholders of the Company on May 7, 2025. Filed herewith.

104	Cover Page Interactive Data Filed (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2025	Axcelis Technologies, Inc.

	By:	/s/ Eileen J. Evans
Eileen J. Evans
Executive Vice President HR/Legal and General Counsel